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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): June 22, 2005 (June 20, 2005)

                              CONCORD CAMERA CORP.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


          New Jersey                                  13-3152196
-----------------------------               -----------------------------
(State or other jurisdiction                       (I.R.S. Employer
 of incorporation)                               Identification Number)

                                    0-17038
                            ------------------------
                            (Commission File Number)

    4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida 33021
    -------------------------------------------------------------------------
               (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.        OTHER EVENTS.

Concord Camera Corp. (the "Company") announced today that on June 20, 2005, the Company received a notice from the Nasdaq Listing Qualifications staff indicating that Nasdaq had determined to continue the listing of the Company's securities on The Nasdaq National Market. The Company filed its Form 10-Q for the quarter ending April 2, 2005 with the Securities and Exchange Commission and Nasdaq on June 15, 2005, thereby evidencing compliance with all requirements for continued listing on The Nasdaq National Market. The Company's oral hearing before a Nasdaq Listing Qualifications Panel scheduled for Thursday, June 30, 2005 is considered moot and the hearing file has been closed. Effective with the opening of business on Wednesday, June 22, 2005, the Company's trading symbol was changed from LENSE to LENS.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c) A copy of Concord's press release dated June 22, 2005 is attached hereto as Exhibit 99.1.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CONCORD CAMERA CORP.


Date:  June 22, 2005              By:    /s/  Alan Schutzman
                                     -----------------------------------------
                                      Alan Schutzman
                                      Senior Vice President, General Counsel and
                                        Secretary



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